UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 23, 2004

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                          1-9076                  13-3295276
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)



        300 Tower Parkway, Lincolnshire, Illinois                60069
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         (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.
------   ----------------------------------

         (c)      Exhibits.
                  ---------

                  99. Press release of Registrant dated July 23, 2004, is being furnished pursuant to Item 12.


Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Pursuant to Item 12).
------   -------------------------------

         Registrant is furnishing its press release dated July 23, 2004, which reports Registrant's second quarter 2004 results, pursuant to Item 12, "Results of Operation and Financial Conditions" of Form 8-K. The press release is included herewith as Exhibit 99 and is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FORTUNE BRANDS, INC.
                                                 --------------------
                                                     (Registrant)



                                                 By   /s/ C. P. Omtvedt
                                                      --------------------------
                                                      C. P. Omtvedt
                                                      Senior Vice President and
                                                        Chief Financial Officer




Date:  July 23, 2004

                                  EXHIBIT INDEX


                                                                 Sequentially
Exhibit                                                          Numbered Page
-------                                                          -------------


99.      Press release of Registrant dated
         July 23, 2004, which is being furnished
         pursuant to Item 12.